SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 13, 2005
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 MATERIAL FINANCIAL OBLIGATION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Commitment Letter
Early Rate Lock Agreement
Amended/Restated Loan Agreement
Amended/Restated Cross-Collateralization and Cooperation Agreement
Loan Agreement
Cross-Collateralization and Cooperation Agreement
Amended/Restated Loan Agreement
Amended/Restated Cross-Collateralization and Cooperation Agreement
Amended/Restated Loan Agreement
Amended/Restated Cross-Collaterization and Cooperation Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On October 13, 2005, wholly-owned subsidiaries of Ashford Hospitality Trust, Inc. (the “Company”) amended and restated three existing cross-collateralized loan agreements with Merrill Lynch Mortgage Lending, Inc. (“Merrill Lynch”) and entered into one additional cross-collateralized loan agreement with Merrill Lynch. The material agreements related to this transaction are:
Amended and Restated Loan Agreement, dated as of October 13, 2005, by and among Ashford Orlando Sea World Limited Partnership, Ashford Salt Lake Limited Partnership, Ashford Ruby Palm Desert I Limited Partnership, Ashford Charlotte Limited Partnership, Ashford Overland Park Limited Park Limited Partnership, and Ashford Raleigh Limited Partnership (collectively, the “Original Pool 1 Borrowers”); Ashford Orlando Sea World Limited Partnership, Ashford Salt Lake Limited Partnership, Ashford Ruby Palm Desert I Limited Partnership, Ashford Charlotte Limited Partnership, Ashford Overland Park Limited Park Limited Partnership, Ashford Raleigh Limited Partnership, Key West Florida Hotel Limited Partnership, Minnetonka Minnesota Hotel Limited Partnership, and Annapolis Maryland Hotel Limited Partnership, (collectively, the “Pool 1 Borrowers”), and Merrill Lynch;
Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Pool 1 Original Borrowers, the Pool 1 Borrowers, and Merrill Lynch;
Loan Agreement, dated as of October 13, 2005, by and among Ashford Crystal City Limited Partnership, New Clear Lake Hotel Limited Partnership, and New Indianapolis Downtown Hotel Limited Partnership (collectively, the “Pool 2 Borrowers”) and Merrill Lynch;
Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Pool 1 Borrowers and Merrill Lynch;
Amended and Restated Loan Agreement, dated as of October 13, 2005, by and among Ashford Ft. Lauderdale Weston I LLC, Ashford Ft. Lauderdale Weston II LLC, Ashford Ft. Lauderdale Weston III LLC, Ashford Centerville Limited Partnership, Ashford Crystal City Limited Partnership, Ashford Overland Park Limited Partnership, and Ashford Alpharetta Limited Partnership (collectively, the “Original Pool 3 Borrowers”); Ashford Ft. Lauderdale Weston I LLC, Ashford Ft. Lauderdale Weston II LLC, Ashford Ft. Lauderdale Weston III LLC, Ashford Centerville Limited Partnership, Ashford Gaithersburg Limited Partnership, New Beverly Hills Hotel Limited Partnership, New Fort

Tower I Hotel Limited Partnership, and New Fort Tower II Hotel Limited Partnership (collectively, the “Pool 3 Borrowers”); and Merrill Lynch;
Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Original Pool 3 Borrowers, the Pool 3 Borrowers, and Merrill Lynch;
Amended and Restated Loan Agreement, dated as of October 13, 2005, by and among Ashford Falls Church Limited Partnership, Ashford Gaithersburg Limited Partnership, Ashford Mira Mesa Limited Partnership, Ashford Irvine Spectrum Foothill Ranch Limited Partnership, and Ashford Raleigh Limited Partnership (collectively, the “Original Pool 4 Borrowers”); Ashford Irvine Spectrum Foothill Ranch Limited Partnership, Ashford Mira Mesa Limited Partnership, Ashford Falls Church Limited Partnership, Ashford Alpharetta Limited Partnership, and New Houston Hotel Limited Partnership (collectively, the “Pool 4 Borrowers”) and Merrill Lynch; and
Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Original Pool 4 Borrowers, the Pool 4 Borrowers, and Merrill Lynch
The information set forth in Item 2.03 is incorporated herein by reference.
ITEM 2.03 MATERIAL FINANCIAL OBLIGATION
On October 13, 2005, the Company completed or amended four cross-collateralized, ten-year mortgage loans totaling $210.8 million from Merrill Lynch. This $210.8 million loan portfolio was combined with the Company’s six cross-collateralized, ten-year mortgage loans with Merrill Lynch totaling $370.0 million, which were completed June 17, 2005 in conjunction with the Company’s closing on an acquisition of a 30-hotel portfolio. The primary terms of the new $210.8 million mortgage loan portfolio are as follows:
a)	The loans, together with the existing $370.0 million loans, bear interest and mature as follows:

	Interest
Principal	Rate	Maturity
$50,200,000	5.32%	July 1, 2015
43,490,000	5.32%	July 1, 2015
160,490,000	5.22%	July 1, 2015
31,995,000	5.32%	July 1, 2015
115,120,000	5.53%	February 1, 2016
96,180,000	5.53%	February 1, 2016
83,325,000	5.53%	February 1, 2016

$580,800,000

b)	The loans are secured by 10 additional hotel properties.

c)	The loans require monthly interest-only payments for approximately five years through June 2010 and require monthly interest and principal payments thereafter based on a twenty-five year amortization schedule.

d)	The loans prohibit prepayment but allow defeasement.

e)	The loans are subject to acceleration upon the occurrence of certain events of default by the borrowers (including default by other borrowers under the applicable Cross-Collateralization Agreements).
Related to the new $210.8 million mortgage loan portfolio, the Company received proceeds of approximately $172.7 million on October 13, 2005 with the remaining $38.1 million expected to be received in mid-December 2005. The Company will use the proceeds to extinguish approximately $129.9 million of existing securitized debt, which has an average interest rate of 6.82%. With the proceeds already received on October 13, 2005, the Company extinguished approximately $99.9 million of the $129.9 million debt.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (b) Exhibits
10.24.8	Commitment Letter, dated October 5, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.9	Early Rate Lock Agreement, dated October 5, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.10	Amended and Restated Loan Agreement, dated as of October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.10.1	Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.11	Loan Agreement, dated as of October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.11.1	Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.12	Amended and Restated Loan Agreement, dated as of October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.12.1	Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.13	Amended and Restated Loan Agreement, dated as of October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

10.24.13.1	Amended and Restated Cross-Collateralization and Cooperation Agreement, dated October 13, 2005, between the Registrant and Merrill Lynch Mortgage Lending, Inc.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 19, 2005

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ DAVID A. BROOKS

David A. Brooks
Chief Legal Officer